EXHIBIT 99.1
                                                               ------------

     [PricewaterhouseCoopers LLP - Spokane, Washington letterhead]



     Report of Independent Accountants


     August 7, 1998


     To the Members of
     Stellar Lone Star Limited Liability Company:

     In our opinion, the accompanying balance sheet and the related statements of income, changes in members' equity, and cash flows present fairly, in all material respects, the financial position of The Olympus Hotel and Conference Center ("The Olympus Hotel") as of December 31, 1997, and the results of its operations and its cash flows for the year ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


                          /s/PricewaterhouseCoopers LLP

     THE OLYMPUS HOTEL
     BALANCE SHEET
     as of December 31, 1997



                              ASSETS

     Current assets:
       Cash and cash equivalents                              $   275,583
       Accounts receivable, less allowance for doubtful
         accounts of $12,500                                      389,146
       Inventories                                                 63,818
       Prepaid expenses                                           175,117
                                                              -----------
           Total current assets                                   903,664

     Property and equipment, net                               19,747,631
     Deferred loan fees, net                                       86,628
                                                              -----------
           Total assets                                       $20,737,923
                                                              ===========

                  LIABILITIES AND MEMBERS' EQUITY

     Current liabilities:
       Accounts payable                                       $   173,604
       Accrued payroll and related benefits                       195,493
       Accrued interest payable                                   175,000
       Other accrued expenses                                      72,667
       Note payable, current portion                              102,114
                                                              -----------
           Total current liabilities                              718,878

     Note payable, long-term portion                           16,977,886
                                                              -----------
           Total liabilities                                   17,696,764

     Commitments (Note 6)

     Members' equity                                            3,041,159
                                                              -----------
           Total liabilities and members' equity              $20,737,923
                                                              ===========


     The accompanying notes are an integral part of the financial statements.

     THE OLYMPUS HOTEL
     STATEMENT OF INCOME
     for the year ended December 31, 1997



     Revenues:
       Hotel and restaurant:
         Rooms                                                $ 6,998,977
         Food and beverage                                      1,883,091
         Other                                                     54,649
                                                              -----------
             Total hotel and restaurant                         8,936,717

       Rental operations                                          131,391
                                                              -----------
             Total revenues                                     9,068,108
                                                              -----------
     Operating expenses:
       Direct:
         Rooms                                                  1,293,475
         Food and beverage                                      1,430,366
                                                              -----------
             Total direct                                       2,723,841
                                                              -----------
       Indirect:
         Selling, general and administrative                    1,632,041
         Property operating costs                               1,483,956
         Depreciation and amortization                            847,966
                                                              -----------
             Total indirect                                     3,963,963
                                                              -----------
             Total operating expenses                           6,687,804
                                                              -----------
     Operating income                                           2,380,304

     Other expense:
       Interest                                                (1,643,298)
                                                              -----------
     Net income                                               $   737,006
                                                              ===========

     The accompanying notes are an integral part of the financial statements.

     THE OLYMPUS HOTEL
     STATEMENT OF CHANGES IN MEMBERS' EQUITY
     for the year ended December 31, 1997



     Balance, January 1, 1997                                 $ 3,054,153
       Net income                                                 737,006
       Distributions to members                                  (750,000)
                                                              -----------
     Balance, December 31, 1997                               $ 3,041,159
                                                              ===========


     The accompanying notes are an integral part of the financial statements.

     THE OLYMPUS HOTEL
     STATEMENT OF CASH FLOWS
     for the year ended December 31, 1997



     Operating activities:
       Net income                                             $   737,006
       Adjustments to reconcile net income to net cash
         provided by operating activities:
           Depreciation and amortization                          847,966
           Change in:
             Accounts receivable                                  (31,101)
             Inventories                                           (3,453)
             Prepaid expenses                                     101,561
             Accounts payable                                     187,012
             Accrued payroll and related benefits                  32,079
             Other accrued expenses                                19,369
                                                              -----------
               Net cash provided by operating activities        1,890,439
                                                              -----------
     Investing activities:
       Additions to property and equipment                     (1,113,574)
                                                              -----------
               Net cash used in investing activities           (1,113,574)
                                                              -----------
     Financing activities:
       Distributions to members                                  (750,000)
                                                              -----------
               Net cash used in financing activities             (750,000)
                                                              -----------
     Change in cash and cash equivalents:
       Net increase in cash and cash equivalents                   26,865
       Cash and cash equivalents at beginning of year             248,718
                                                              -----------
       Cash and cash equivalents at end of year               $   275,583
                                                              ===========
     Supplemental disclosure of cash flow information:
       Cash paid during year for:
         Interest                                             $ 1,639,721


     The accompanying notes are an integral part of the financial statements.

     THE OLYMPUS HOTEL
     NOTES TO FINANCIAL STATEMENTS

      1.  ORGANIZATION:

            On December 27, 1994, The Olympus Hotel ("Olympus Hotel" or "Company"), which is located in Salt Lake City, Utah, was purchased by Stellar Lone Star Limited Liability Company ("Stellar") from Olympus Hotel, L.C., a Utah limited liability company.

            Stellar is a commercial real estate development and management company located in the state of Washington. Stellar owns properties other than Olympus Hotel. However, these financial statements only reflect the operations and activities of Olympus Hotel.


      2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

              Cash and Cash Equivalents
              -------------------------
              Cash equivalents consist of short-term, highly liquid investments with remaining maturities at the time of purchase of three months or less. The Company places its cash and cash equivalents with high credit quality institutions. At times, cash balances may be in excess of federal insurance limits.

              Inventories
              -----------
              Inventories consist primarily of room linens, food and beverage products, which are valued at the lower of average cost or market.

              Property and Equipment
              ----------------------
              Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets or the lease term as follows:

                Buildings                              39 years
                Equipment, furniture and fixtures       7 years

              Major additions and betterments are capitalized. Costs of maintenance and repairs which do not improve or extend the lives of the respective assets are expensed currently. When items are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is recognized in operations. Management of the Company periodically reviews the aggregate net carrying value of property and equipment to determine whether there has been a permanent impairment in carrying value. At December 31, 1997, no such impairment was deemed to exist.

     THE OLYMPUS HOTEL
     NOTES TO FINANCIAL STATEMENTS, CONTINUED

      2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

            Deferred Loan Fees
            -------------------
            Deferred loan fees are amortized using the interest method over the 20-year term of the related loan agreement.

            Income Taxes
            ------------
            Olympus Hotel is wholly owned by Stellar Lone Star Limited Liability Company. Accordingly, Stellar's members are responsible for federal and state income taxes on Olympus Hotel's earnings. Therefore, no provision for income taxes is recorded in these financial statements.

            Estimates
            ---------
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

            Advertising Expenses
            --------------------
            Advertising is expensed as incurred. The total amount of advertising expense was approximately $221,000 in 1997.

            Concentration of Revenues
            -------------------------
            Approximately $1.44 million of room revenues in 1997 was generated from contracts with airlines, which are renewed every 1-2 years.

            New Accounting Pronouncement
            ----------------------------
            In June 1997, SFAS No. 130, "Reporting Comprehensive Income", (SFAS No. 130) was issued. SFAS No. 130 requires that comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. SFAS No. 130 does not require a specific format for the financial statement, but requires that an enterprise display net income as a component of comprehensive income in the financial statement. Comprehensive income is defined as the change in equity of a business enterprise arising from non-owner sources. The classifications of comprehensive income

     THE OLYMPUS HOTEL
     NOTES TO FINANCIAL STATEMENTS, CONTINUED

      2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

          under current accounting standards include foreign currency items, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Management does not believe that the implementation of SFAS No. 130 will have a material impact on the presentation of its financial statements.


      3.  PROPERTY AND EQUIPMENT:

          Property and equipment as of December 31, 1997 is as follows:

            Land                                              $   824,634
            Buildings and equipment                            18,914,184
            Furniture and fixtures                              2,386,475
                                                              -----------
                                                               22,125,293
            Less accumulated depreciation                      (2,377,662)
                                                              -----------
                                                              $19,747,631
                                                              ===========

      4.  LONG-TERM DEBT:

          Long-term debt as of December 31, 1997 is as follows:

            Mortgage note payable with interest at 9.25%,
              payable in monthly installments of $140,589
              beginning February 1998 through November 2014,
              with the remaining unpaid principal due in
              December 2014, collateralized by real
              property.  The fair value of the note
              approximates its carrying value.                $17,080,000
                                                              ===========

     THE OLYMPUS HOTEL
     NOTES TO FINANCIAL STATEMENTS, CONTINUED

      4.  LONG-TERM DEBT, CONTINUED:

          Contractual maturities for long-term debt outstanding at December 31, 1997, are summarized by year as follows:

            Year Ending
            December 31,
            ------------
                1998                                          $   102,114
                1999                                              121,688
                2000                                              133,434
                2001                                              146,314
                2002                                              160,436
             Thereafter                                        16,416,014
                                                              -----------
                                                              $17,080,000
                                                              ===========

      5.  OPERATING LEASE INCOME:

          Operating lease income is generated from non-related businesses which rent space on the hotel property. The cost and accumulated depreciation of these rental properties at December 31, 1997 are approximately $165,000 and $22,000, respectively. The income for one of these leases is based on a minimum fixed rate per month or a percentage of the business' gross sales, whichever is greater. During the year ended December 31, 1997, the Company recognized approximately $131,000 of rental income which included $28,000 of rent, which was contingent upon the amount of gross sales.

          Future minimum lease income under existing noncancellable leases at December 31, 1997 is as follows:

            Year Ending
            December 31,
            ------------
                1998                                          $    89,449
                1999                                               90,291
                2000                                               68,604
                2001                                               68,604
                2002                                               68,604
                                                              -----------
                                                              $   385,552
                                                              ===========

     THE OLYMPUS HOTEL
     NOTES TO FINANCIAL STATEMENTS, CONTINUED

      6.  COMMITMENTS:

          The Company leases billboards and equipment under operating lease agreements. The leases are generally on a month-to-month or year-to-year basis. These leases generally contain provisions for automatic renewal at the end of each specified period unless written notice is given in advance in accordance with the agreement. Future minimum lease payments at December 31, 1997 are approximately $13,000 due in 1998.

          The Company also pays approximately $20,000 per month to a management company to manage Olympus Hotel. The agreement is renewed annually. At December 31, 1997, this agreement was renewed on a month-to-month basis. In connection with the sale of Olympus Hotel in 1998 (see Note 9), this management agreement was terminated.


      7.  RELATED-PARTY TRANSACTIONS:

          The Company has agreed to pay Stellar an annual fee of $96,000 for consulting. This agreement was terminated in connection with the sale of Olympus Hotel in 1998 (see Note 9).


      8.  EMPLOYEE BENEFITS:

          The Company sponsors a self-insured health benefit plan which provides comprehensive medical, dental and prescription coverage for the employees of the Company and their covered family members. The Company carries an excess reimbursement policy which covers 100 percent of payments exceeding $20,000 during a 12-month period per individual. Total expense incurred by the Company for this plan was approximately $176,000 in 1997.

          The Company has established a flexible reimbursement plan intended to constitute a "Cafeteria plan" within Section 125 of the Internal Revenue Code. The Company made no contribution to this plan in 1997.

          The Company sponsors a 401(k) retirement plan for substantially all of its employees. The Company matches 15% of all eligible employee contributions. Company contributions to this plan were $3,300 in 1997.
          The Company provides no benefits and incurs no costs associated with postemployment or postretirement benefits or pensions.

     THE OLYMPUS HOTEL
     NOTES TO FINANCIAL STATEMENTS, CONTINUED

      9.  SUBSEQUENT EVENT:

          Effective July 1, 1998, Cavanaughs Hospitality Corporation ("CHC"), located in the state of Washington, acquired all the Company's property and equipment, including the rental property of the Company. CHC also acquired the rights, title and interest in all hotel contracts, space leases, permits, equipment leases and inventories of the Company. CHC is a hotel operating company that owns, operates, acquires, develops, renovates and repositions full service hotels located in the Northwest.